Deposits - Schedule of Deposits by Type (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Banking and Thrift [Abstract]
Non-interest-bearing deposits	$ 6,209,925	$ 4,928,878
Negotiable order of withdrawal (NOW)	4,348,939	3,314,281
Money market deposits accounts (MMDA)	7,674,291	6,219,532
Savings deposits	846,074	814,385
Certificates of deposit and other time deposits	2,387,488	2,131,207
Total deposits	$ 21,466,717	$ 17,408,283	$ 16,178,748